                                                                    EXHIBIT 99.2

                                                      NEWS RELEASE
[LAKES ENTERTAINMENT, INC. LOGO]                      LAKES ENTERTAINMENT, INC.
                                                      130 CHESHIRE LANE
                                                      MINNETONKA, MN 55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:

Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
Friday, October 24, 2003


                 LAKES ENTERTAINMENT, INC. ANNOUNCES RESULTS FOR
                               THIRD QUARTER 2003


MINNEAPOLIS, OCTOBER 24, 2003 -- LAKES ENTERTAINMENT, INC. (NASDAQ "LACO") today announced results for the third quarter ended September 28, 2003. Net loss for the quarter was $1.3 million and basic and diluted losses were $0.12 per share. This compares with a net loss of $1.7 million and basic and diluted losses of $0.16 per share for the quarter ended September 29, 2002. Revenue for the quarter totaled $0.4 million. No revenues were recognized during the prior year period.

Revenues for the current year quarter were derived from license fees related to the 2003 World Poker Tour (WPT) series which has now completed its first full season on the Travel Channel, LLC, (TRV). In August of 2003, WPT, a subsidiary company of Lakes, made an agreement with TRV granting TRV the exclusive right to broadcast the second season of the WPT series within the United States. The new agreement also provides TRV with consecutive, exclusive options to broadcast five additional seasons of the program. WPT will receive a series of fixed license payments from TRV for the second season. These payments will commence in 2004 and are subject to satisfaction of production milestones and other conditions. No revenue related to WPT is expected to be recognized during the remainder of 2003. Revenue from the second season, along with related production costs, will be recognized in 2004.

Selling, general and administrative expenses remained nearly constant at $2.5 million for the three months ended September 28, 2003 compared to $2.7 million for the three months ended September 29, 2002.


                                     (more)

Lyle Berman, Chairman and CEO of Lakes, stated, "We are extremely pleased with the agreement with TRV for a second season of the World Poker Tour series which was reached during the third quarter. We are also very excited about the continued and growing popularity of the World Poker Tour Series. We anticipate that this new arrangement with the TRV along with other potential revenue opportunities puts the project in a position to be self-sufficient and profitable in future years." Berman continued, "Our cash balance increased significantly during the third quarter of 2003 as we received cash in the amount of $16.0 million at the time of the sale of the Shark Club property in Las Vegas, Nevada. This cash will be used to continue funding development of our Native American-owned casino projects. Our focus continues to be on the successful development of our Native American-owned casino projects and we are hopeful that construction on one or more of the projects can begin as soon as early 2004."

Lakes Entertainment, Inc. currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. Lakes Entertainment also has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. Additionally, the Company owns approximately 80% of World Poker Tour, LLC, a joint venture formed to film and produce poker tournaments for television broadcast.

Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".


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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owned to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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                                      -7-

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                    (UNAUDITED)
                                                                SEPTEMBER 28, 2003  DECEMBER 29, 2002
------------------------------------------------------------------------------------------------------
Assets
Current Assets:
    Cash and cash equivalents                                              $31,292            $14,106
    Accounts receivable, net                                                   610                116
    Deferred tax asset                                                       2,640              6,771
    Other current assets                                                       961                547
------------------------------------------------------------------------------------------------------
Total Current Assets                                                        35,503             21,540
------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                   6,598              6,962
------------------------------------------------------------------------------------------------------
Other Assets:
    Land held under contract for sale                                        4,967             28,832
    Land held for development                                               14,375             27,791
    Notes receivable-less current installments                              80,360             70,955
    Cash and cash equivalents-restricted                                         -              8,300
    Investments in and notes from unconsolidated affiliates                  8,597              1,013
    Deferred tax asset                                                       6,125              3,835
    Other long-term assets                                                   8,927              6,657
------------------------------------------------------------------------------------------------------
Total Other Assets                                                         123,351            147,383
------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                              $165,452           $175,885
======================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                          $178               $226
    Income taxes payable                                                     2,941              5,564
    Litigation and claims accrual                                              148              5,847
    Accrued payroll and related                                                603                252
    Other accrued expenses                                                   2,895              3,486
------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                    6,765             15,375
------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            6,765             15,375
------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
    Capital stock, $.01 par value; authorized 100,000 shares; 10,640 and 10,638 common shares issued and outstanding
    at September 28, 2003, and December 29, 2002, respectively                 106                106
    Additional paid-in-capital                                             131,542            131,525
    Retained Earnings                                                       27,039             28,879
------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                 158,687            160,510
------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $165,452           $175,885
======================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF LOSSES
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                             (UNAUDITED)
                                                                          THREE MONTHS ENDED
                                                                          ------------------
                                                             SEPTEMBER 28, 2003    SEPTEMBER 29, 2002
                                                             ------------------    ------------------

Revenues:
     License fee income                                                    $377                 $   -
------------------------------------------------------------------------------------------------------
         Total Revenues                                                     377                     -
------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                  2,504                 2,700
     Depreciation and amortization                                          135                   130
------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                         2,639                 2,830
------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                     (2,262)               (2,830)
------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                         98                   134
     Interest expense                                                         -                   (23)
     Equity in loss of unconsolidated affiliates                            (50)                  (85)
     Other                                                                    -                     -
------------------------------------------------------------------------------------------------------
         Total other income, net                                             48                    26
------------------------------------------------------------------------------------------------------

Loss before income taxes                                                 (2,214)               (2,804)
Benefit for income taxes                                                   (912)               (1,150)
------------------------------------------------------------------------------------------------------

NET LOSS                                                                ($1,302)              ($1,654)
======================================================================================================

BASIC LOSS PER SHARE                                                     ($0.12)               ($0.16)
======================================================================================================

Diluted Loss per Share                                                   ($0.12)               ($0.16)
======================================================================================================

Weighted Average Common Shares Outstanding                               10,639                10,638
Dilutive Effect of Stock Compensation Programs                                -                     -
------------------------------------------------------------------------------------------------------
Weighted Average Common and Diluted
  Shares Outstanding                                                     10,639                10,638
======================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF LOSSES
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                              (UNAUDITED)
                                                                           NINE MONTHS ENDED
                                                                           -----------------
                                                               SEPTEMBER 28, 2003    SEPTEMBER 29, 2002
                                                               ------------------    ------------------

Revenues:
     Management fee income                                                    $ -                $1,502
     License fee income                                                     3,881                     -
--------------------------------------------------------------------------------------------------------
         Total Revenues                                                     3,881                 1,502
--------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                    7,221                14,371
     Depreciation and amortization                                            394                   349
--------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                           7,615                14,720
--------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                       (3,734)              (13,218)
--------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                          649                 1,306
     Interest expense                                                           -                   (70)
     Equity in loss of unconsolidated affiliates                             (197)                 (316)
     Other                                                                    158                     -
--------------------------------------------------------------------------------------------------------
         Total other income, net                                              610                   920
--------------------------------------------------------------------------------------------------------

Loss before income taxes                                                   (3,124)              (12,298)
Benefit for income taxes                                                   (1,284)               (3,401)
--------------------------------------------------------------------------------------------------------

NET LOSS                                                                  ($1,840)              ($8,897)
========================================================================================================

BASIC LOSS PER SHARE                                                       ($0.17)               ($0.84)
========================================================================================================

Diluted Loss per Share                                                     ($0.17)               ($0.84)
========================================================================================================

Weighted Average Common Shares Outstanding                                 10,639                10,638
Dilutive Effect of Stock Compensation Programs                                  -                     -
--------------------------------------------------------------------------------------------------------
Weighted Average Common and Diluted
  Shares Outstanding                                                       10,639                10,638
========================================================================================================